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                                                                   EXHIBIT 10.18

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the "Agreement") is made and entered into as of December 13, 1999 by and between SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership ("Lender"), whose address is 31700 Middlebelt Road, Suite 145, Farmington Hills, Michigan 48334, and BINGHAM FINANCIAL SERVICES CORPORATION, a Michigan corporation ("Borrower"), whose address is 260 East Brown Street, Suite 200, Birmingham, MI 48009.

     WHEREAS Borrower has obtained or may from time to time obtain loans or be otherwise obligated to Lender and has agreed to secure its Obligations (as defined in Section 1 below) to Lender by granting Lender security interests in the personal property described in this Agreement.

     NOW THEREFORE Borrower and Lender agree as follows:

     1. GRANT OF SECURITY INTEREST. Borrower grants Lender a continuing subordinated security interest in the collateral described in Section 2 below (all of the personal property described in Section 2 is individually and collectively referred to in this Agreement as the "Collateral"), to secure the repayment of the loans Lender has made to Borrower under (a) that certain Loan Agreement between Borrower and Lender dated March 1, 1998, as amended by that certain First Amendment to Loan Agreement dated as of June 11, 1999 and (b) that certain Loan Agreement between Borrower and Lender dated March 30, 1999 (including all renewals, extensions, modifications, or refinancings thereof), together with any and all other obligations now or in the future owing from Borrower to Lender (including future advances) (hereinafter collectively called the "Obligations") together with all costs, expenses and reasonable attorneys' fees incurred by Lender in the disbursement, administration and collection of the Obligations or the protection, maintenance, and liquidation of the Collateral. Borrower agrees not to sell the Collateral except in the ordinary course of Borrower's business and will not assign, transfer, pledge, grant a security interest in, or otherwise dispose of or encumber the Collateral without Lender's prior written consent. The security interests in the Collateral granted to the Lender under this Agreement shall be subordinate to and subject to any lien or security interest that Lehman Brothers, Inc. (the "Senior Creditor") may now or hereafter have in the Collateral as a result of any indebtedness (the "Senior Indebtedness") owed to the Senior Creditor. Unless and until the Senior Indebtedness has been satisfied in full, the Lender agrees that it will not in any way enforce its security interest in the Collateral or interfere with the Senior Creditor's security interest in the Collateral without the prior written consent of the Senior Creditor. The Lender agrees from time to time to execute and deliver subordination agreements or such other documents, in form and substance mutually acceptable to Borrower, Lender and the Senior Creditor, as the Senior Creditor may reasonable request to subordinate the security interest granted in this Agreement to the Senior Creditor's security interest in the Collateral.

     2. COLLATERAL. The Collateral covered by this Agreement is all of the assets, whether tangible or intangible, and wherever located, which Borrower now owns, in whole or in

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part, in which Borrower has any interest whatsoever, or which Borrower shall hereafter acquire or create, including, without limitation, the following:

              (a) all Accounts, contracts, documents, instruments and general intangibles;

              (b) all Equipment and fixtures, including, without limitation, all machinery, computers, furniture, furnishings and vehicles;

              (c) all of Borrower's Inventory;

              (d) the proceeds of such assets, the proceeds of all insurance and eminent domain or condemnation awards relating to such assets, and all products of and accessions to such assets.

For each and every type of Collateral described above, the proceeds of the Collateral and the proceeds of all insurance, eminent domain, condemnation awards, and all products of and all accessions and attachments to the Collateral are also part of the Collateral. In addition, any and all bank deposits and bank accounts or other sums at any time credited or due from Lender to Borrower and any and all instruments, documents, policies, certificates of insurance, securities, goods, accounts, chattel paper, cash, property and the proceeds thereof which Borrower owns or in which Borrower has an interest and which are at any time in the possession or control of Lender or any third party acting on Lender's behalf, shall also be considered Collateral.

     3. PERFECTION OF SECURITY INTEREST. Borrower agrees to promptly execute and deliver to Lender, concurrently with this Agreement and at any time hereafter at Lender's request, all financing statements, assignments, certificates of title, applications for motor vehicle titles, affidavits, reports, notices, schedules of Accounts, designations of Inventory, letters of authority and any and all other documents and agreements as Lender requests, in form satisfactory to Lender, to perfect and to at all times maintain perfected Lender's security interests in the Collateral. Borrower also agrees to make appropriate entries on its books and records disclosing Lender's security interests in the Collateral.

     4. WARRANTIES. Borrower warrants to Lender, that: (a) Borrower has or forthwith will acquire full legal title to the Collateral, is the lawful owner of all of the Collateral, and, subject to the approval of the Senior Creditor, has an the right to subject the Collateral to the Lender's security interest;
(b) Borrower does not conduct Borrower's business under any other name than that given above, and agrees not to change or reorganize the business entity under which it does business except upon the Lender's prior written approval;
(c) Borrower's records are located at the above address and Borrower agrees not to remove any records concerning the Collateral from said address nor keep any of its records at any other address unless at least ten (10) days prior written notice is given to Lender of any new address; (d) Borrower has full authority, complete power, and is duly authorized to enter into this Agreement with Lender; and (e) there are no actions or proceedings either threatened or pending against Borrower which might result in any material adverse change in Borrower's financial condition or materially affect any of Borrower's assets. All of Borrower's warranties contained in this Section 4 shall be

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continuing warranties until Borrower has no remaining Obligations to Lender.

     5. TAXES, INSURANCE. Borrower agrees to: (a) promptly pay all taxes, levies, assessments, judgments, and charges of any kind upon or relating to the Collateral, to Borrower's business, and to Borrower's ownership or use of any of its assets, income, or gross receipts; (b) at its own expense, keep all of the Collateral fully insured against loss or damage by fire, theft, explosion and other risks, in such amounts, with such companies, under such policies, and in such form, as shall be satisfactory to Lender, a copy of which policies shall be delivered to Lender with evidence of premium payment and which policies shall be endorsed to provide Lender a standard loss payable clause with not less than 30 days notice of cancellation or of any change in coverage and the Lender shall have a security interest in the proceeds of all such insurance and may apply any such proceeds received by it toward payment of Borrower's Obligations, whether or not due, in such order of application as Lender may determine; (c) maintain at its own expense, public liability and property damage insurance in such amounts, with such companies, under such policies, and in such form as shall be satisfactory to Lender, and (d) upon Lender's request, shall furnish Lender with original insurance policies and evidence that such policies have been paid and maintained. If, after such request, the Lender does not promptly receive evidence that any of the insurance coverages required by this paragraph are being maintained, Lender may assume Borrower does not have the required coverage. If Borrower at any time fails to obtain or maintain any of the policies required above or pay any premium relating thereto, or fails to pay any tax, assessment, levy or charge, or discharge any lien, claim, or encumbrance, then Lender, without waiving or releasing any obligation or default of Borrower hereunder, may at any time, but without obligation to do so, make such payment, obtain such discharge, obtain and maintain policies of insurance, pay such premiums, and take any other action as Lender deems advisable. All sums disbursed by Lender, including reasonable attorney fees, court costs, expenses, and other charges relating thereto, shall be part of the Obligations secured hereby, shall be payable on demand, and shall bear interest until paid at the highest rate of interest then being charged by and loaned from Lender to Borrower. Upon Borrower's failure to obtain or maintain insurance upon the Collateral, the Lender may assess a service charge for obtaining and servicing the required insurance coverage.

     6. INFORMATION. Borrower agrees to permit Lender or Lender's agents to have access to and inspect the Collateral, and from time to time verify Accounts, Inventory, Equipment, and all other Collateral, and check, make copies of or extracts from the books, records and files of Borrower, and Borrower shall make same available at any time for such purposes. Borrower agrees to promptly supply Lender with such financial and other information concerning its financial and business affairs, assets and liabilities as Lender may from time to time request, and Borrower agrees that Lender or its agents may from time to time verify Borrower's continuing compliance with any of Borrower's warranties made in Section 4 above, at Borrower's cost and expense.

     7. DEFAULT.

         (a) Except as otherwise provided in any promissory note, loan agreement or other agreement secured by this Agreement, the occurrence of any of the following events shall

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constitute an Event of Default: (i) any failure to pay when due any amount payable on any of the Obligations; (ii) any statement, warranty or representation of Borrower made herein or in any other instrument, document, agreement or financial statement is false or misleading in any material respect;
(iii) breach of any material covenant, term, condition, or agreement contained herein or in any related instrument, document or agreement; (iv) Borrower ceases doing business or Borrower's existence is terminated by, sale, dissolution, merger or otherwise; (v) any conveyance is made of substantially all of Borrower's assets, any assignment is made for the benefit of creditors, any receiver is appointed, or any insolvency, liquidation, or reorganization proceeding is filed by or against Borrower under the Bankruptcy Code or otherwise; or (vi) any attachment, execution, levy, forfeiture, tax lien or similar writ or process is issued against the Collateral or any other property of Borrower.

              (b) Whenever an Event of Default shall exist, the Obligations may, at Lender's option, and without demand or notice of any kind, be declared immediately due and payable and the Lender may exercise all rights and remedies, including the right to immediate possession of the Collateral, available to it under applicable law. Lender shall have the right to hold any property then in or upon the Collateral at time of repossession and not covered by this Agreement until return is demanded in writing. Upon an Event of Default, Borrower agrees, subject to the rights of the Senior Creditor, to assemble all the Collateral at a convenient place acceptable to the Lender, and to pay all costs of collection of the Obligations and enforcement of the Lender's rights, including reasonable attorney fees, together with all Lender expenses in locating the Collateral and repairs to any realty or other property to which any of the Collateral may be affixed. Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if sent at least seven (7) calendar days before such disposition, postage prepaid, addressed to Borrower either at the address shown in this Agreement or at any other address of Borrower appearing on the records of the Lender.

     8. GENERAL. Except as otherwise defined in this Agreement, all terms in this Agreement shall have the meanings provided by the Michigan Uniform Commercial Code, as amended from time to time. Any Lender delay in exercising any power, privilege or right under this Agreement, or under any other instrument or agreement executed in connection with this Agreement shall not operate as a waiver thereof, and no single or partial exercise shall preclude other or further exercise thereof, or the exercise of any other power, privilege, or right. The Lender's waiver of any Event of Default shall not constitute a waiver of any subsequent default, but shall be restricted only to the default waived. All rights, remedies and powers of Lender under this Agreement are irrevocable and cumulative and not alternative or exclusive, and shall be in addition to all rights, remedies, and powers given in any other instrument or agreement and by the Michigan Uniform Commercial Code. This Agreement cannot be modified except by a writing signed by Borrower and by the Lender.

     This Agreement has been delivered in Michigan, and shall be construed in accordance with the laws of the State of Michigan. All rights and privileges of the Lender under this Agreement shall inure to the benefit of its successors and assigns, and this Agreement shall be binding on all heirs, executors, administrators, and successors of Borrower.
                           [signature page attached]

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     IN WITNESS WHEREOF Borrower and Lender have executed this Security
Agreement on the date first written above.

                                   BORROWER:

                                   BINGHAM FINANCIAL SERVICES
                                   CORPORATION, a Michigan corporation

                                   By: /s/ Ronald A. Klein
                                      -----------------------------

                                   Its: CEO
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                                   LENDER:

                                   SUN COMMUNITIES OPERATING LIMITED
                                   PARTNERSHIP, a Michigan limited partnership

                                   By: Sun Communities, Inc., a Maryland
                                        corporation
                                   Its: General Partner


                                   By: /s/ Gary A. Shiffman
                                      -----------------------------

                                   Its: CEO
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